UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 5.07   Submission of Matters to a Vote of Security Holders.

On April 9, 2024, Jaguar Health, Inc. (the “Company”) held a special meeting of stockholders of the Company (the “Special Meeting”). Four proposals were submitted to and approved by the Company’s stockholders, each of which is described in the Company’s definitive proxy statement for the Special Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on March 15, 2024. At the Special Meeting, a total of 72,298,335 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), out of a total of 206,757,242 shares of Common Stock issued and outstanding and entitled to vote, and a total of 179.3822 shares of the Company’s Series J Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), representing all of the issued and outstanding shares of Preferred Stock entitled to vote at the Special Meeting, each as of March 1, 2024, the record date for the Special Meeting, were represented in person or by proxy at the Special Meeting. As described in the Proxy Statement, each share of Preferred Stock entitled the holder of record thereof to 424,304 votes on Proposals 1, 3, and 4 at the Special Meeting; provided, that, such shares of Series J Preferred Stock were only entitled to vote on Proposals 1, 3 and 4 and any holder of Series J Preferred Stock is not entitled to vote, on an as-converted basis and in the aggregate with respect to any shares of Common Stock and preferred stock of the Company beneficially owned by such holder and any Affiliates or Attribution Parties (as such terms are defined in the Certificate of Designation of Series J Preferred Stock) of such holder, more than 9.99% of the Company’s outstanding shares of Common Stock as of the applicable record date.

The final results for the votes regarding each proposal are set forth below.

1.	Proposal to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding voting common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-150, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before January 22, 2025 without further approval or authorization of the Company’s stockholders, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
73,520,240	19,147,290	285,853	0

2.	Proposal to approve, pursuant to Nasdaq Marketplace Rule 5635(d), the issuance of Company’s common stock upon exchange of shares of Series J Preferred Stock issued to certain accredited investors, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
34,430,429	11,120,770	1,024,155	25,722,981

3.	Proposal to approve, pursuant to Nasdaq Marketplace Rule 5635(d), the issuance of 18,837,500 shares of Common Stock to certain accredited investors pursuant to the exchange agreements, dated February 27, 2024, between us and such investors (the “PIPE Warrant Exchange Agreements”), in exchange for certain warrants to acquire shares of Common Stock previously issued to such investors, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
55,863,424	10,656,130	710,848	25,722,981

4.	Proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, and 3 was approved by the stockholders by the following vote :

For	Against	Abstained	Broker Non- Votes
75,565,231	15,556,724	1,831,428	0

Item 7.01. Regulation FD Disclosure.

On April 9, 2024, the Company issued a press release announcing the results of the Special Meeting, a copy of which is furnished as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

As previously reported, on May 10, 2023, the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) issued the Company a notification citing the Company's failure to comply with the $1.00 minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the "Minimum Bid Price Requirement"). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was initially provided 180 calendar days, or until November 6, 2023, and was subsequently granted an additional 180 calendar day period, or until May 6, 2024, to regain compliance with the Minimum Bid Price Requirement. However, on February 15, 2024, the Company received a delisting determination letter from the Staff in accordance with Nasdaq Listing Rule 5810(c)(3)(A)(iii) due to the Company’s securities having a closing bid price of $0.10 or less for ten consecutive trading days. Accordingly, on February 29, 2024, the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”) which automatically stayed the delisting of the Company’s common stock from Nasdaq pending a decision from the Panel. Pursuant to an expedited review process, whereby the Company submitted responses to a written questionnaire regarding its plan to regain compliance with the Minimum Bid Price Requirement, the Panel provided notice on April 5, 2024 granting the Company’s request to extend the period for the Company to regain compliance with the Minimum Bid Price Requirement until August 13, 2024.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Results of the 2024 Special Meeting of Stockholders of the Company, dated April 9, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: April 9, 2024

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